UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2007

Margo Caribe, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	001-15336 (Commission File Number)	66-0550881 (IRS Employer Identification No.)

Road 690, Kilometer 5.8 Vega Alta, Puerto Rico	00692
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 883-2570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Margo Caribe, Inc. (the “Company”) is saddened to announce that Blás R. Ferraiuoli, a director since 1988, died on August 29, 2007.  Mr. Ferraiuoli made a valuable contribution to the Company during his tenure as a director.  The Company extends its sympathy to Mr. Ferraiuoli’s family.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2007

MARGO CARIBE, INC.

By:	/s/ Alison Witkovich
Name:	Alison Witkovich
Title:	Vice President and Chief Financial Officer